Quarterly Financial Data Supplement
First Quarter 2010

Page

Financial Summary	1

Consolidated Statements of Operations	2

Details for Noninterest Income and Noninterest Expenses	3

Consolidated Balance Sheets	4

Investment Securities Portfolio Analysis	5

Investment Securities Portfolio Credit Risk Profile	6

Loan Portfolio Composition Based on Loan Purpose and Loan Growth, Core vs. Non-Core	7

Summary of Credit Quality and Allowance for Credit Losses	8

Commercial Real Estate Loans	9

Types of Customer Funding and Customer Funding Growth	10

Wholesale Borrowings	11

Summary of Capital, Capital Ratios, Unrealized Gains (Losses) on Available for Sale Securities and Market Rates on Treasury Notes	12

Comparative Average Balance Sheets - Yields and Costs	13-14

GAAP to Non-GAAP Reconciliation: Earnings, ROA and ROE	15-17

GAAP to Non-GAAP Reconciliation: Noninterest income as a % of total revenue and efficiency ratios	18-20

See disclosure of explanation of TSFG's use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FIRST QUARTER 2010 FINANCIAL SUMMARY

Changes vs. prior quarter, unless indicated otherwise:
Quarterly EPS
•	Net loss available to common shareholders of $85.8 million
•	Net loss per diluted share of $0.40
•	Average diluted shares of 215.5 million, up 0.1% versus prior quarter; up 162.1% versus prior year
•	Period-end common shares outstanding of 215.6 million, comparable to 215.5 million at December 31, 2009

Revenue
•	Total revenue, defined as net interest income plus noninterest income, of $94.7 million
•	Operating revenues of $95.2 million, down $8.1 million
--	Non-operating items: $0.4 million net loss on securities
•	Tax-equivalent net interest income of $73.7 million, down $7.7 million
--	Net interest margin of 2.75%, down 12 basis points from 2.87%
--	Average earning assets of $10.8 billion, down from $11.3 billion
•	Operating noninterest income of $21.5 million, down $0.3 million from prior quarter

Balance Sheet
•	Period-end loans held for investment decreased $383.4 million or 4.6% compared to prior quarter
•	Period-end securities, up $97.1 million since prior quarter
•	Period-end core deposits, defined as noninterest-bearing, interest checking, money market, and savings, down $20.3 million, or 0.4% linked quarter
•	Period-end customer funding, defined as total deposits less brokered deposits plus customer sweep accounts, up $428.3 million, or 5.6% linked-quarter
•	Period-end wholesale borrowings, including brokered deposits and excluding customer sweep accounts, up $16.7 million, or 0.5% linked-quarter

Noninterest Expenses and Operating Efficiency
•	Noninterest expenses of $83.7 million
--	Non-operating items: $0.9 million severance charges for staff reductions
•	Operating noninterest expenses of $82.8 million, down $16.9 million from prior quarter
--	Loan collection and foreclosed asset expense of $4.7 million, down $3.4 million
--	Loss on other real estate owned of $5.5 million, down $9.5 million
•	Operating noninterest expenses, excluding credit-related expenses and FDIC insurance premiums, down $4.3 million from prior quarter and $18.7 million from fourth quarter 2008
--	Project NOW and other expense initiatives showing progress
--	Full-time equivalent employees totaled 2,144, down 3.2% from prior quarter; down 14.4% from December 31, 2008

Credit Quality
•	Nonperforming assets of $518.3 million or 6.35% of loans and foreclosed property and 4.17% of total assets
•	Nonperforming loans held for investment decreased to $374.2 million from $399.0 million at December 31, 2009
•	Net loan charge-offs of $87.8 million, or 4.32% annualized as a % of average loans held for investment
•	Provision for credit losses exceeded net loan charge-offs by $7.4 million
•	Allowance for credit losses of $380.5 million or 4.75% of loans held for investment, up from 4.45% for prior quarter
•	Allowance coverage of nonperforming loans held for investment of 1.00 times, an increase from 0.92 times at December 31, 2009

Capital
•	Tangible common equity to tangible asset ratio of 2.90%
•	Common tangible book value per share of $1.64, compared to $1.98 at December 31, 2009
•	After-tax unrealized gain on available for sale securities increased $8.7 million from prior quarter
•	Tier 1 capital ratio of 9.52%, down from 9.93% at December 31, 2009; capital ratios exceed all "well-capitalized" regulatory requirements

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Interest Income
Interest and fees on loans	$98,860	$107,878	$112,673	$121,823	$124,119
Interest and dividends on securities:
Taxable	17,486	18,097	16,742	18,140	20,548
Exempt from federal income taxes	232	1,573	2,006	2,072	2,234
Total interest and dividends on securities	17,718	19,670	18,748	20,212	22,782
Interest on interest-bearing bank balances and short-term investments (1)	284	-	-	-	1
Total interest income	116,862	127,548	131,421	142,035	146,902
Interest Expense
Interest on deposits	37,684	41,046	45,156	49,541	54,843
Interest on borrowed funds	5,653	5,956	6,227	6,564	7,041
Total interest expense	43,337	47,002	51,383	56,105	61,884
Net Interest Income	73,525	80,546	80,038	85,930	85,018
Provision for Credit Losses	95,123	170,761	224,179	131,337	142,627
Net interest income after provision for credit losses	(21,598)	(90,215)	(144,141)	(45,407)	(57,609)
Noninterest Income	21,132	28,550	33,470	32,272	23,741
Noninterest Expenses	83,653	103,163	89,529	136,188	90,241
Income (loss) before income taxes	(84,119)	(164,828)	(200,200)	(149,323)	(124,109)
Income tax expense (benefit)	(3,525)	23,843	123,304	(59,647)	(49,706)
Net Income (Loss)	(80,594)	(188,671)	(323,504)	(89,676)	(74,403)
Preferred stock dividends and other (2)	(5,235)	(5,221)	(17,251)	(21,809)	(16,408)
Net Income (Loss) Available to
Common Shareholders	$(85,829)	$(193,892)	$(340,755)	$(111,485)	$(90,811)

Average common shares outstanding, basic	215,522,634	215,365,464	174,426,381	90,986,862	82,223,190
Average common shares outstanding, diluted (3)	215,522,634	215,365,464	174,426,381	90,986,862	82,223,190
Earnings (loss) per common share, basic	$(0.40)	$(0.90)	$(1.95)	$(1.23)	$(1.10)
Earnings (loss) per common share, diluted	(0.40)	(0.90)	(1.95)	(1.23)	(1.10)
Cash dividends declared per common share	-	-	-	0.01	0.01

(1)
Prior to January 1, 2010, interest income on cash balances held at the Federal Reserve in excess of reserve requirements was utilized to offset certain Federal Reserve account charges. Beginning January 1, 2010, such amounts of interest income are prospectively included in net interest income.

(2)
For the quarters ended September 30, 2009, June 30, 2009 and March 31, 2009, includes $11.9 million, $14.0 million, and $6.5 million, respectively, for the value of common shares recorded as an inducement for early conversion of mandatorily convertible preferred stock.

(3)
Average diluted shares exclude convertible preferred stock, warrants, and outstanding equity awards since either their effect would be antidilutive or the exercise price was greater than the average market price of the common shares.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended
	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Noninterest Income
Service charges on deposit accounts	$9,223	$10,102	$10,754	$9,535	$9,268
Debit card income, net	2,216	2,073	2,139	2,168	1,925
Customer service fee income	1,126	1,115	1,251	1,264	1,209
Total customer fee income	12,565	13,290	14,144	12,967	12,402
Retail investment services, net	1,587	1,890	2,157	1,646	2,010
Insurance income	1,876	1,667	1,911	1,765	2,457
Trust and investment management income	1,102	924	1,251	1,495	1,465
Benefits administration fees	-	-	-	571	642
Total wealth management income	4,565	4,481	5,319	5,477	6,574
Mortgage banking income	1,289	1,302	1,137	2,050	1,205
Bank-owned life insurance	2,444	1,656	2,797	2,560	2,502
Merchant processing income, net	-	-	591	817	610
Gain (loss) on certain derivative activities	59	32	1,597	1,085	1,135
Other	599	1,095	937	2,736	2,267
Operating noninterest income (noninterest income, excluding non-operating items)	21,521	21,856	26,522	27,692	26,695
Gain on sale of ancillary businesses	-	-	7,234	-	-
Gain (loss) on securities	(389)	6,694	(286)	4,580	(2,954)
Non-operating noninterest income (loss)	(389)	6,694	6,948	4,580	(2,954)
Total noninterest income	$21,132	$28,550	$33,470	$32,272	$23,741

Noninterest Expenses
Salaries and wages	$29,836	$31,059	$32,559	$34,739	$35,191
Employee benefits	4,512	7,321	7,724	8,925	8,923
Occupancy	9,700	9,600	9,658	9,506	9,436
Furniture and equipment	6,606	7,062	6,950	6,801	6,945
Professional services	5,329	3,876	4,034	4,351	4,507
Project NOW expense	-	-	114	281	1,298
Advertising and business development	1,169	1,293	1,264	2,109	1,281
Telecommunications	1,536	1,548	1,572	1,551	1,526
Amortization of intangibles	1,009	1,102	1,238	1,286	1,291
Regulatory assessments	7,150	6,278	6,181	6,479	4,655
Loan collection and foreclosed asset expense	4,692	8,117	6,835	7,247	4,891
(Gain) loss on nonmortgage loans held for sale	-	518	(41)	9,461	1,838
(Gain) loss on OREO	5,492	15,032	4,406	12,873	124
Other	5,744	6,879	6,289	7,154	7,711
Operating noninterest expenses (noninterest expenses, excluding non-operating items)	82,775	99,685	88,783	112,763	89,617
Goodwill impairment	-	-	-	2,511	-
Severance related benefits	878	-	-	829	-
Impairment of long lived assets	-	3,478	746	17,376	-
FDIC special assessment	-	-	-	5,700	-
(Gain) loss on early extinguishment of debt	-	-	-	(2,991)	(52)
Loss on repurchase of auction rate securities	-	-	-	-	676
Non-operating noninterest expenses	878	3,478	746	23,425	624
Total noninterest expenses	$83,653	$103,163	$89,529	$136,188	$90,241

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Assets
Cash and due from banks	$156,568	$190,346	$138,912	$151,272	$147,297
Interest-bearing bank balances (1)	1,059,598	192,962	279,797	152,187	5,429
Securities
Available for sale	2,220,551	2,095,401	2,020,569	1,744,633	2,060,448
Held to maturity	99,452	127,516	138,277	146,469	18,039
Total securities	2,320,003	2,222,917	2,158,846	1,891,102	2,078,487
Loans held for sale	13,296	15,758	8,071	40,290	29,726
Loans held for investment	8,002,694	8,386,127	8,874,234	9,306,009	9,986,681
Less: Allowance for loan losses	(373,146)	(365,642)	(339,536)	(285,290)	(280,156)
Net loans held for investment	7,629,548	8,020,485	8,534,698	9,020,719	9,706,525
Bank-owned life insurance	301,498	302,830	301,448	298,946	295,855
Premises and equipment, net	257,499	261,523	272,732	273,365	285,580
Accrued interest receivable	37,538	37,304	37,549	40,517	42,927
Goodwill	214,118	214,118	213,797	221,650	224,161
Other intangible assets, net	14,698	15,707	16,809	19,282	20,568
Deferred tax asset, net	-	-	3,568	131,670	65,314
Other assets	423,788	421,032	334,565	347,231	383,378
	$12,428,152	$11,894,982	$12,300,792	$12,588,231	$13,285,247

Liabilities and Shareholders' Equity
Liabilities
Deposits
Noninterest-bearing	$1,109,153	$1,124,404	$1,091,439	$1,099,743	$1,067,953
Interest-bearing customer deposits	6,696,069	6,225,707	6,298,309	6,233,137	6,316,548
Interest-bearing brokered deposits	1,958,948	1,946,101	2,099,040	2,055,772	1,842,577
Total deposits	9,764,170	9,296,212	9,488,788	9,388,652	9,227,078
Short-term borrowings	300,647	322,702	288,751	343,154	1,342,088
Long-term debt	1,115,984	1,116,869	1,126,393	1,126,435	931,977
Accrued interest payable	44,942	36,658	45,803	72,699	74,032
Other liabilities	282,759	129,367	152,356	148,038	157,889
Total liabilities	11,508,502	10,901,808	11,102,091	11,078,978	11,733,064

Shareholders' equity
Mandatorily convertible preferred stock	4,650	4,650	4,650	190,026	190,026
Perpetual preferred stock	332,031	331,133	330,250	329,380	328,523
Common stock	215,625	215,456	215,372	160,248	84,781
Surplus	1,345,397	1,344,984	1,343,987	1,191,170	1,182,423
Retained earnings (deficit)	(1,016,090)	(934,598)	(745,043)	(403,296)	(291,199)
Accumulated other comprehensive income, net of income tax	37,426	30,938	48,875	41,115	57,018
Other, net	611	611	610	610	611
Total shareholders' equity	919,650	993,174	1,198,701	1,509,253	1,552,183
	$12,428,152	$11,894,982	$12,300,792	$12,588,231	$13,285,247

(1)
Beginning first quarter 2010, TSFG began including cash balances held at the Federal Reserve in excess of reserve requirements in interest-bearing bank balances. Amounts for prior periods have been reclassified from cash and due from banks to conform to the current presentation.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$2,055	$2,045	$2,058	$4,051	$2,042
U.S. Government agencies	286,352	79,707	95,224	44,220	313,159
Agency mortgage-backed securities	1,918,914	1,980,305	1,688,201	1,449,961	1,489,583
Private label mortgage-backed securities	7,628	8,504	9,112	11,600	12,462
State and municipal	3,657	23,158	223,948	232,916	241,478
Other investments (1)	1,945	1,682	2,026	1,885	1,724
Total available for sale securities	2,220,551	2,095,401	2,020,569	1,744,633	2,060,448
Held to maturity (at amortized cost):
Agency mortgage-backed securities	85,698	111,199	121,956	129,534	-
State and municipal and other	13,754	16,317	16,321	16,935	18,039
Total held to maturity securities	99,452	127,516	138,277	146,469	18,039
Total securities	$2,320,003	$2,222,917	$2,158,846	$1,891,102	$2,078,487
Total securities as a percentage of total assets	18.7%	18.7%	17.6%	15.0%	15.6%

	March 31, 2010
	Amortized	Percentage			Tax-Equivalent
	Cost	of Total	Duration		Yield
Debt Securities
Available for sale:
U.S. Treasury	$2,064	0.1%	3.0		1.40%
U.S. Government agencies	284,233	12.5	1.9		1.30
Mortgage-backed securities:
Agency collateralized mortgage obligations	1,201,671	52.8	2.8		3.43
Agency mortgage-backed securities	677,390	29.8	3.4		4.33
Private label mortgage-backed securities	7,802	0.3	1.7		4.69
State and municipal	3,654	0.1	1.3		4.96
Total available for sale debt securities	2,176,814	95.6	2.9		3.44
Held to maturity:
Agency mortgage-backed securities	85,698	3.8	3.4		3.89
State and municipal and other	13,754	0.6	1.3		5.44
Total held to maturity debt securities	99,452	4.4	3.1		4.11
Total debt securities	$2,276,266	100.0%	2.9	(2)	3.44%

Fixed interest rate:
Mortgage-backed securities available for sale	$1,671,558	73.4%	3.1		3.72%
Mortgage-backed securities held to maturity	59,405	2.6	3.1		3.64
Other available for sale	289,951	12.7	1.9		1.32
Other held to maturity	13,754	0.6	1.3		5.44
Variable interest rate:
Mortgage-backed securities available for sale	215,305	9.5	2.2		3.88
Mortgage-backed securities held to maturity	26,293	1.2	2.2		4.46
Total debt securities	$2,276,266	100.0%	2.9	(2)	3.44%

(1)
Other investments in available for sale securities include community bank stocks and other equity securities.  Excludes FHLB stock and certain other investments recorded in other assets totaling $58.8 million and $19.4 million, respectively, at March 31, 2010.

(2)	Compared to 3.2 years duration at December 31, 2009 due to overall lower interest rates.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO CREDIT RISK PROFILE
(dollars in thousands) (unaudited)

	March 31, 2010		December 31, 2009
	Balance	% of Total	Balance	% of Total
Government and agency
U.S. Treasury	$2,055	0.1%	$2,045	0.1%
U.S. Government agencies (1)	286,352	12.3	79,707	3.6
Agency mortgage-backed securities (MBS) (1)(2)(3)	2,004,612	86.4	2,091,504	94.0
Total government and agency	2,293,019	98.8	2,173,256	97.7

State and municipal (3)(4)(5)
Pre-funded with collateral or AAA-rated backed by Texas Permanent School Fund or AAA-rated	4,076	0.2	19,392	0.9
Underlying issuer or collateral rated AA or A (including South Carolina State Aid)	8,909	0.4	15,127	0.7
Underlying issuer or collateral rated BBB	1,987	0.1	2,337	0.1
Non-rated	2,339	0.1	2,519	0.1
Total state and municipal	17,311	0.8	39,375	1.8

Private label mortgage-backed securities AAA-rated (2)	7,628	0.3	8,504	0.4
Community bank stocks and other	2,045	0.1	1,782	0.1
Total securities	$2,320,003	100.0%	$2,222,917	100.0%

Percent of total securities:
Rated A or higher		99.7%		99.7%
Investment grade		99.8%		99.8%

(1)	At March 31, 2010, these numbers include, in the aggregate, $206 million and $1.7 billion related to senior debt and MBS, respectively, issued by FNMA and FHLMC.
(2)	Current policies restrict MBS/CMO purchases to agency-backed and a small percent of private-label securities and prohibit securities collateralized by sub-prime assets.
(3)
At March 31, 2010 and December 31, 2009, agency mortgage-backed securities include $85.7 million and $111.2 million, respectively, of securities held to maturity at amortized cost. At March 31, 2010 and December 31, 2009, state and municipal securities include $13.7 million and $16.2 million, respectively, of securities held to maturity at amortized cost.

(4)
Ratings shown above do not reflect the benefit of guarantees by bond insurers.  At March 31, 2010, $4.1 million of municipal bonds are guaranteed by bond insurers.  At December 31, 2009, $4.9 million of municipal bonds are guaranteed by bond insurers.

(5)
At March 31, 2010, the breakdown by current bond rating is as follows: $0.2 million pre-funded with collateral or AAA-rated backed by Texas Permanent School Fund, $3.9 million AAA-rated, $10.9 million AA or A-rated, and $2.3 million non-rated.

Note:  Within each category, securities are ordered based on risk assessment from lowest to highest.  TSFG holds no collateralized debt obligations.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH, CORE VS. NON-CORE
(dollars in thousands) (unaudited)

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Commercial Loans
Commercial and industrial	$1,924,014	$2,080,329	$2,249,929	$2,428,511	$2,645,871
Owner - occupied real estate	1,280,010	1,271,525	1,270,015	1,315,442	1,285,530
Commercial real estate	3,321,544	3,501,809	3,741,662	3,873,199	4,042,871
	6,525,568	6,853,663	7,261,606	7,617,152	7,974,272

Consumer Loans
Indirect - sales finance	202,504	230,426	259,296	285,658	573,653
Consumer lot loans	132,307	144,315	161,206	178,212	198,032
Direct retail	79,617	83,460	86,474	87,326	90,999
Home equity	783,868	787,645	803,295	811,057	813,015
	1,198,296	1,245,846	1,310,271	1,362,253	1,675,699

Mortgage Loans	278,830	286,618	302,357	326,604	336,710

Total loans held for investment	$8,002,694	$8,386,127	$8,874,234	$9,306,009	$9,986,681

Percentage of Loans Held for Investment
Commercial and industrial	24.0%	24.8%	25.3%	26.1%	26.4%
Owner - occupied real estate	16.0	15.2	14.3	14.2	12.9
Commercial real estate	41.5	41.8	42.2	41.6	40.5
Consumer	15.0	14.8	14.8	14.6	16.8
Mortgage	3.5	3.4	3.4	3.5	3.4
Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended
	3/31/10		12/31/09		9/30/09		6/30/09		3/31/09

Growth in Loans Held for Investment (1)
Growth vs. prior quarter, annualized	(18.5	) %	(21.8	) %	(18.4	) %	(27.3	) %	(8.2	) %
Growth year-to-date, annualized	(18.5)		(17.7)		(17.3)		(17.5)		(8.2)

LOAN PORTFOLIO COMPOSITION -- CORE AND NON-CORE LOANS
(BASED ON ABILITY TO BUILD/EXPAND BANKING RELATIONSHIP)

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Core Relationship Loans
Commercial	$5,699,438	$5,898,306	$6,088,129	$6,210,451	$6,353,401
Consumer and mortgage	1,128,851	1,140,626	1,161,711	1,175,883	1,178,809
Total Core	6,828,289	7,038,932	7,249,840	7,386,334	7,532,210

Non-Core Loans
Commercial	826,130	955,357	1,173,477	1,406,701	1,620,871
Indirect - sales finance	178,458	208,572	240,638	276,179	569,124
Consumer lot loans	123,722	135,342	153,255	171,725	192,903
Other consumer and mortgage	46,095	47,924	57,024	65,070	71,573
Total Non-Core	1,174,405	1,347,195	1,624,394	1,919,675	2,454,471

Total loans held for investment	$8,002,694	$8,386,127	$8,874,234	$9,306,009	$9,986,681

(1)	At December 31, 2008, loans held for investment totaled $10,192,072.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

At and for the Three Months Ended
3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Credit Quality
Loans held for investment	$8,002,694	$8,386,127	$8,874,234	$9,306,009	$9,986,681
Allowance for loan losses	373,146	365,642	339,536	285,290	280,156
Allowance for credit losses	380,493	373,126	345,256	289,680	283,425
Nonperforming loans held for investment	374,156	399,046	431,791	464,565	422,950
Nonperforming loans held for sale	-	-	-	376	12,766
Foreclosed property (other real estate owned and personal property repossessions)	144,128	123,314	112,771	95,752	77,210
Nonperforming assets	$518,284	$522,360	$544,562	$560,693	$512,926
Restructured loans not included in nonperforming assets	$45,051	$26,128	$17,236	$17,291	$11,073
Nonperforming loans as a % of loans held for investment	4.68%	4.76%	4.87%	4.99%	4.24%
Nonperforming assets as a % of loans and foreclosed property	6.35	6.13	6.05	5.94	5.08
Nonperforming assets as a % of total assets	4.17	4.39	4.43	4.45	3.86
Allowance for loan losses as a % of loans held for investment	4.66	4.36	3.83	3.07	2.81
Allowance for credit losses as a % of loans held for investment	4.75	4.45	3.89	3.11	2.84
Allowance for loan losses to nonperforming loans held for investment	1.00	x	0.92	x	0.79	x	0.61	x	0.66	x
Impaired loans	$386,716	$392,339	$403,478	$432,366	$369,339
Specific allowance for impaired loans	38,099	37,656	48,929	70,006	66,988
Loans past due 90 days or more (interest accruing)	3,442	10,465	7,467	11,107	6,444
Net loan charge-offs	87,756	142,891	168,603	120,611	109,076
Average loans held for investment	8,240,922	8,697,056	9,146,694	9,847,366	10,154,853
Net loan charge-offs as a % of average loans held for investment (annualized)	4.32%	6.52%	7.31%	4.91%	4.36%

Allowance for Loan Losses
Balance at beginning of period	$365,642	$339,536	$285,290	$280,156	$247,086
Allowance adjustment for loans sold	-	-	-	(4,471)	-
Provision for loan losses	95,260	168,997	222,849	130,216	142,146
Loans charged-off	(93,619)	(149,910)	(172,110)	(124,122)	(110,443)
Recoveries of loans previously charged-off	5,863	7,019	3,507	3,511	1,367
Balance at end of period	$373,146	$365,642	$339,536	$285,290	$280,156

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$7,484	$5,720	$4,390	$3,269	$2,788
Provision for unfunded lending commitments	(137)	1,764	1,330	1,121	481
Balance at end of period	$7,347	$7,484	$5,720	$4,390	$3,269

Allowance for Credit Losses
Balance at beginning of period	$373,126	$345,256	$289,680	$283,425	$249,874
Allowance adjustment for loans sold	-	-	-	(4,471)	-
Provision for credit losses	95,123	170,761	224,179	131,337	142,627
Loans charged-off	(93,619)	(149,910)	(172,110)	(124,122)	(110,443)
Recoveries of loans previously charged-off	5,863	7,019	3,507	3,511	1,367
Balance at end of period	$380,493	$373,126	$345,256	$289,680	$283,425

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMMERCIAL REAL ESTATE LOANS
(dollars in millions) (unaudited)

	3/31/10 Commercial Real Estate ("CRE") Loans by Geography
	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE Loans	% of Loans HFI

CRE Loans by Product Type:
Completed income property	$564	$414	$373	$205	$345	$130	$107	$2,138	27%
Residential A&D	45	48	120	16	37	12	30	308	4
Commercial A&D	31	32	26	22	7	15	13	146	2
Commercial construction	158	10	21	33	16	9	28	275	3
Residential construction	35	5	7	9	17	20	1	94	1
Residential condo	11	32	7	14	14	2	10	90	1
Undeveloped land	40	56	50	51	36	6	32	271	3
Total CRE Loans	$884	$597	$604	$350	$472	$194	$221	$3,322	41%

% of Total Loans HFI	11%	7%	8%	4%	6%	2%	3%	41%

	3/31/10 CRE Nonaccrual Loans HFI ("NAL") by Geography
	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NAL	% of NAL

CRE Nonaccrual Loans by Product Type:
Completed income property	$13.9	$10.1	$20.4	$2.8	$6.4	$3.2	$12.7	$69.5	19%
Residential A&D	5.5	5.7	18.7	6.6	5.4	1.1	3.3	46.3	12
Commercial A&D	1.8	5.9	3.7	1.0	-	-	6.4	18.8	5
Commercial construction	14.8	-	2.9	-	1.5	-	5.2	24.4	6
Residential construction	0.5	-	0.9	6.4	2.2	-	-	10.0	3
Residential condo	1.1	13.2	0.1	-	-	1.1	0.2	15.7	4
Undeveloped land	3.2	3.1	1.3	5.1	11.3	1.4	7.4	32.8	9
Total CRE Nonaccrual
Loans	$40.8	$38.0	$48.0	$21.9	$26.8	$6.8	$35.2	$217.5	58%

CRE Nonaccrual Loans as % of Total Nonaccrual Loans	11%	10%	13%	6%	7%	2%	9%	58%

	Three Months Ended 3/31/10 CRE Net Charge-offs ("NCO") by Geography
	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NCO	% of NCO

CRE Net Charge-offs by Product Type:
Completed income property	$2.2	$1.1	$4.7	$2.1	$1.0	$0.8	$5.3	$17.2	20%
Residential A&D	3.3	3.3	1.3	1.3	1.5	-	0.1	10.8	12
Commercial A&D	0.1	-	-	-	0.1	0.4	3.9	4.5	5
Commercial construction	-	0.1	1.3	-	-	-	-	1.4	2
Residential construction	-	0.9	1.2	-	8.6	(1.0)	(1.6)	8.1	9
Residential condo	-	-	-	-	-	-	-	-	-
Undeveloped land	(0.2)	0.2	0.2	-	1.1	-	(0.2)	1.1	1
Total CRE Net Charge-offs	$5.4	$5.6	$8.7	$3.4	$12.3	$0.2	$7.5	$43.1	49%

CRE Net Charge-offs as % of Total Net Charge-offs	6%	6%	10%	4%	14%	0%	9%	49%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Noninterest-bearing	$1,109,153	$1,124,404	$1,091,439	$1,099,743	$1,067,953
Interest-bearing checking	1,030,056	1,060,470	1,011,370	1,061,400	1,098,585
Money market accounts	2,053,388	2,072,664	2,174,627	1,978,114	1,889,041
Savings accounts	367,573	322,924	262,764	222,044	203,106
Core deposits	4,560,170	4,580,462	4,540,200	4,361,301	4,258,685
Time deposits under $100,000	1,843,184	1,632,582	1,651,560	1,710,870	1,742,177
Time deposits of $100,000 or more	1,401,868	1,137,067	1,197,988	1,260,709	1,383,639
Customer deposits (1)	7,805,222	7,350,111	7,389,748	7,332,880	7,384,501
Brokered deposits	1,958,948	1,946,101	2,099,040	2,055,772	1,842,577
Total deposits	9,764,170	9,296,212	9,488,788	9,388,652	9,227,078
Less: Brokered deposits	(1,958,948)	(1,946,101)	(2,099,040)	(2,055,772)	(1,842,577)
Add: Customer sweep accounts	289,888	316,690	281,235	330,765	387,106
Customer funding (2)	$8,095,110	$7,666,801	$7,670,983	$7,663,645	$7,771,607

Percentage of Deposits
Noninterest-bearing	11.4%	12.1%	11.5%	11.7%	11.6%
Interest-bearing checking	10.5	11.4	10.7	11.3	11.9
Money market accounts	21.0	22.3	22.9	21.1	20.4
Savings accounts	3.8	3.5	2.8	2.4	2.2
Core deposits	46.7	49.3	47.9	46.5	46.1
Time deposits under $100,000	18.9	17.6	17.4	18.2	18.9
Time deposits of $100,000 or more	14.3	12.2	12.6	13.4	15.0
Customer deposits (1)	79.9	79.1	77.9	78.1	80.0
Brokered deposits	20.1	20.9	22.1	21.9	20.0
Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended
	3/31/10		12/31/09	9/30/09		6/30/09	3/31/09
Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	(5.5	) %	12.0%	(3.0	) %	11.9%	10.4%
Total deposits	20.4		(8.1)	4.2		7.0	(7.7)
Customer funding (2)	22.7		(0.2)	0.4		(5.6)	(11.1)

Growth Year-To-Date, Annualized (3)
Noninterest-bearing	(5.5	) %	8.0%	6.5%		11.4%	10.4%
Total deposits	20.4		(1.2)	1.2		(0.4)	(7.7)
Customer funding (2)	22.7		(4.0)	(5.3)		(8.2)	(11.1)

(1)	Total deposits less brokered deposits.
(2)	Total deposits less brokered deposits plus customer sweep accounts.
(3)	At December 31, 2008, noninterest-bearing totaled $1,041,140, total deposits totaled $9,405,717, and customer funding totaled $7,989,962.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
WHOLESALE BORROWINGS
(dollars in thousands) (unaudited)

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$25	$25	$25	$25	$197,309
Customer sweep accounts	289,888	316,690	281,235	330,765	387,106
Federal Reserve borrowings	-	-	-	-	750,000
Secured borrowings	1,769	-	-	-	-
Treasury, tax and loan note	8,965	5,987	7,491	12,364	7,673
Total short-term borrowings	300,647	322,702	288,751	343,154	1,342,088
Long-term borrowings
Repurchase agreements	125,000	125,000	125,000	125,000	200,000
FHLB advances, net of discount	751,776	752,646	762,158	762,188	467,717
Subordinated notes	206,704	206,704	206,704	206,704	206,704
Mandatorily redeemable preferred stock of subsidiary	31,800	31,800	31,800	31,800	56,800
Note payable	704	719	731	743	756
Total long-term borrowings	1,115,984	1,116,869	1,126,393	1,126,435	931,977
Total borrowings	1,416,631	1,439,571	1,415,144	1,469,589	2,274,065
Less: Customer sweep accounts	(289,888)	(316,690)	(281,235)	(330,765)	(387,106)
Add: Brokered deposits	1,958,948	1,946,101	2,099,040	2,055,772	1,842,577
Total wholesale borrowings	$3,085,691	$3,068,982	$3,232,949	$3,194,596	$3,729,536

Wholesale borrowings as a percentage of total assets	24.8%	25.8%	26.3%	25.4%	28.1%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED GAINS (LOSSES) ON
 AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands, except per share data) (unaudited)

	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
Regulatory Capital
Tier 1 capital	$865,439	$948,762	$1,122,738	$1,308,678	$1,395,469
Tier 2 capital	119,127	124,710	130,294	136,453	164,973
Total risk-based capital	984,566	1,073,472	1,253,032	1,445,131	1,560,442
Total risk-weighted assets	9,090,529	9,550,193	10,030,335	10,584,755	11,532,895

Tangible Equity
Mandatorily convertible preferred stock	$4,650	$4,650	$4,650	$190,026	$190,026
Perpetual preferred stock	332,031	331,133	330,250	329,380	328,523
Common equity	582,969	657,391	863,801	989,847	1,033,634
Shareholders' equity	919,650	993,174	1,198,701	1,509,253	1,552,183
Intangible assets	(228,816)	(229,825)	(230,606)	(240,932)	(244,729)
Tangible equity	690,834	763,349	968,095	1,268,321	1,307,454

Capital Ratios
Tier 1 risk-based capital (preliminary)	9.52%	9.93%	11.19%	12.36%	12.10%
Total risk-based capital (preliminary)	10.83	11.24	12.49	13.65	13.53
Leverage ratio (preliminary)	7.41	7.91	9.22	10.30	10.55
Tier 1 common capital (preliminary)	3.32	4.04	5.59	5.31	5.64

Tangible equity to tangible assets ratio	5.66	6.54	8.02	10.27	10.03
Impact of unrealized gain on securities	(0.20)	(0.14)	(0.23)	(0.14)	(0.19)
Tangible equity to tangible assets ratio, excluding unrealized gain on securities	5.46	6.40	7.79	10.13	9.84

Tangible common equity to tangible assets ratio	2.90	3.67	5.25	6.07	6.05

Accumulated Other Comprehensive Income (AOCI)
Gross	$57,578	$47,597	$76,751	$64,192	$89,078
Net of income tax (included in equity)	37,426	30,938	48,875	41,115	57,018

Unrealized Gains on AFS Securities (included in AOCI)
Gross (included in AFS securities)	$41,774	$28,442	$50,524	$30,189	$43,255
Net of income tax (included in equity)	27,153	18,487	31,827	19,013	27,233

Per Share Data
Mandatorily convertible preferred shares outstanding:
- Series 2008	4,650	4,650	4,650	95,526	190,026
- Series 2009	-	-	-	94,500	-
Total	4,650	4,650	4,650	190,026	190,026

Common shares outstanding	215,624,517	215,455,541	215,371,687	160,248,170	84,781,160

Common book value per common share	$2.70	$3.05	$4.01	$6.18	$12.19
Common tangible book value per common share	1.64	1.98	2.94	4.67	9.31

Market Rates for U.S. Treasury Notes
Three year	1.60%	1.70%	1.45%	1.64%	1.15%
Five year	2.55	2.69	2.31	2.54	1.67

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

Three Months Ended

	3/31/10			12/31/09			9/30/09
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets
Commercial loans	$6,733,445	$75,019	4.52%	$7,123,480	$79,160	4.41%	$7,504,007	$81,465	4.31%
Consumer loans	1,300,110	14,886	4.64	1,338,530	15,796	4.68	1,387,242	16,103	4.61
Indirect loans	216,604	4,074	7.63	244,836	4,767	7.72	272,155	5,180	7.55
Risk management derivatives tied to loans	-	4,881		-	8,155		-	9,925
Total loans (1)	8,250,159	98,860	4.86	8,706,846	107,878	4.92	9,163,404	112,673	4.88
Investment securities (taxable) (2)	2,098,373	17,486	3.33	2,000,755	18,097	3.62	1,610,244	16,742	4.16
Investment securities (nontaxable) (2)(3)	28,496	357	5.01	180,914	2,420	5.35	237,040	3,086	5.21
Total investment securities	2,126,869	17,843	3.36	2,181,669	20,517	3.76	1,847,284	19,828	4.29

Federal funds sold, interest-bearing bank balances, and other temp investments (4)	450,754	284	0.26	393,583	-	-	111,891	-	-
Total earning assets	10,827,782	116,987	4.37	11,282,098	128,395	4.52	11,122,579	132,501	4.73
Non-earning assets	1,097,164			945,037			1,306,128
Total assets	$11,924,946			$12,227,135			$12,428,707

Liabilities and Shareholders' Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,061,576	$698	0.27	$1,039,799	$724	0.28	$1,011,374	$699	0.27
Savings	345,349	845	0.99	294,704	763	1.03	243,787	599	0.97
Money market	2,056,328	5,465	1.08	2,118,805	6,498	1.22	2,092,634	7,030	1.33
Time deposits, excluding brokered deposits	2,946,198	18,557	2.55	2,771,704	18,471	2.64	2,909,664	22,241	3.03
Brokered deposits	1,862,855	12,119	2.64	2,117,888	14,590	2.73	1,911,837	14,587	3.03
Total interest-bearing deposits	8,272,306	37,684	1.85	8,342,900	41,046	1.95	8,169,296	45,156	2.19
Customer sweep accounts	284,498	225	0.32	289,930	238	0.33	309,577	230	0.29
Other borrowings	1,126,509	5,428	1.95	1,132,533	5,718	2.00	1,134,993	5,997	2.10
Total interest-bearing liabilities	9,683,313	43,337	1.82	9,765,363	47,002	1.91	9,613,866	51,383	2.12
Noninterest-bearing liabilities
Noninterest-bearing deposits	1,088,131			1,115,349			1,109,176
Other noninterest liabilities	174,009			184,397			203,380
Total liabilities	10,945,453			11,065,109			10,926,422
Shareholders' equity	979,493			1,162,026			1,502,285
Total liabilities and shareholders' equity	$11,924,946			$12,227,135			$12,428,707
Net interest margin (tax-equivalent)		$73,650	2.75%		$81,393	2.87%		$81,118	2.90%
Less: tax-equivalent adjustment (3)		125			847			1,080
Net interest income		$73,525			$80,546			$80,038

Supplemental data:
Customer funding (5)	$7,782,080	$25,790	1.34%	$7,630,291	$26,694	1.39%	$7,676,212	$30,799	1.59%
Wholesale borrowings (6)	2,989,364	17,547	2.38	3,250,421	20,308	2.48	3,046,830	20,584	2.68
Total funding (7)	$10,771,444	$43,337	1.63%	$10,880,712	$47,002	1.71%	$10,723,042	$51,383	1.90%

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)
Prior to first quarter 2010, cash balances held at the Federal Reserve in excess of reserve requirements were included in non-earning assets, and the related interest income was utilized to offset certain Federal Reserve account charges. Beginning first quarter 2010, these cash balances were included in interest-bearing bank balances, with amounts from prior periods reclassified to conform to the current presentation. The related amounts of interest income are prospectively included in net interest income beginning in first quarter 2010.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.
(6)
TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits.  For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.

Note:  Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended
	6/30/09			3/31/09
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets
Commercial loans	$7,900,570	$83,970	4.26%	$8,086,559	$83,794	4.20%
Consumer loans	1,443,823	17,282	4.80	1,494,261	17,566	4.77
Indirect loans	530,875	9,544	7.21	607,548	10,845	7.24
Risk management derivatives tied to loans	-	11,027		-	11,914
Total loans (1)	9,875,268	121,823	4.95	10,188,368	124,119	4.94
Investment securities (taxable) (2)	1,680,893	18,140	4.32	1,854,149	20,548	4.43
Investment securities (nontaxable) (2)(3)	246,001	3,188	5.18	266,600	3,437	5.16
Total investment securities	1,926,894	21,328	4.43	2,120,749	23,985	4.52
Federal funds sold, interest-bearing bank balances, and other temp investments (4)	73,170	-	-	124,394	1	-
Total earning assets	11,875,332	143,151	4.83	12,433,511	148,105	4.82
Non-earning assets	1,210,224			1,122,617
Total assets	$13,085,556			$13,556,128

Liabilities and Shareholders' Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,036,339	$724	0.28	$1,131,456	$865	0.31
Savings	208,856	472	0.91	196,974	529	1.09
Money market	1,924,037	6,726	1.40	1,913,927	7,779	1.65
Time deposits, excluding brokered deposits	3,067,471	26,581	3.48	3,199,427	28,867	3.66
Brokered deposits	1,954,201	15,038	3.09	1,905,805	16,803	3.58
Total interest-bearing deposits	8,190,904	49,541	2.43	8,347,589	54,843	2.66
Customer sweep accounts	362,342	245	0.27	455,781	298	0.27
Other borrowings (5)	1,682,118	6,319	1.51	1,899,771	6,743	1.44
Total interest-bearing liabilities	10,235,364	56,105	2.20	10,703,141	61,884	2.34
Noninterest-bearing liabilities
Noninterest-bearing deposits	1,074,739			1,021,400
Other noninterest liabilities	235,432			230,741
Total liabilities	11,545,535			11,955,282
Shareholders' equity	1,540,021			1,600,846
Total liabilities and shareholders' equity	$13,085,556			$13,556,128
Net interest margin (tax-equivalent)		$87,046	2.94%		$86,221	2.80%
Less: tax-equivalent adjustment (3)		1,116			1,203
Net interest income		$85,930			$85,018

Supplemental data:
Customer funding (6)	$7,673,784	$34,748	1.82%	$7,918,965	$38,338	1.96%
Wholesale borrowings (7)	3,636,319	21,357	2.36	3,805,576	23,546	2.51
Total funding (8)	$11,310,103	$56,105	1.99%	$11,724,541	$61,884	2.14%

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)
Prior to first quarter 2010, cash balances held at the Federal Reserve in excess of reserve requirements were included in non-earning assets, and the related interest income was utilized to offset certain Federal Reserve account charges. Beginning first quarter 2010, these cash balances were included in interest-bearing bank balances, with amounts from prior periods reclassified to conform to the current presentation. The related amounts of interest income are prospectively included in net interest income beginning in first quarter 2010.

(5)
During the three months ended June 30, 2009 and March 31, 2009, TSFG capitalized $288,000 and $450,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities.

(6)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.
(7)
TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits.  For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(8)	Total funding includes customer funding and wholesale borrowings

Note:  Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	3/31/10
		Diluted
		EPS
Net Loss, as Reported (GAAP)	$(80,594)
Preferred stock dividends and other	(5,235)
Net Loss Available to Common
Shareholders	$(85,829)	$(0.40)

Net Loss, as Reported (GAAP)	(80,594)
Add: Income tax expense (benefit)	(3,525)
Loss Before Income Taxes	(84,119)
Non-Operating Items
(Gain) loss on securities	389
Severance related benefits	878
Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(82,852)
Add: Provision for credit losses	95,123
Pre-tax, Pre-Provision Operating Earnings	12,271
Add: Loss on OREO	5,492
Pre-tax, Pre-Credit Operating Earnings	$17,763

Average Common Shares Outstanding,
Diluted	215,522,634

Select Balance Sheet (Averages)
Total assets	$11,924,946
Intangible assets	(229,299)
Tangible assets	11,695,647

Preferred stock	336,168
Common equity	643,325
Shareholders' equity	979,493
Intangible assets	(229,299)
Tangible equity	750,194

Return on Average Assets (1)
GAAP loss	(2.74)%

Return on Average Equity (1)
GAAP loss	(33.37)

Return on Average Common Equity (2)
GAAP loss available to common shareholders	(54.11)

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended
	12/31/09		9/30/09		6/30/09		3/31/09
		Diluted		Diluted		Diluted		Diluted
		EPS		EPS		EPS		EPS
Net Loss, as Reported (GAAP)	$(188,671)		$(323,504)		$(89,676)		$(74,403)
Preferred stock dividends and other (1)	(5,221)		(17,251)		(21,809)		(16,408)
Net Loss Available to Common Shareholders	$(193,892)	$(0.90)	$(340,755)	$(1.95)	$(111,485)	$(1.23)	$(90,811)	$(1.10)

Net Loss, as Reported (GAAP)	(188,671)		(323,504)		(89,676)		(74,403)
Add: Income tax expense (benefit)	23,843		123,304		(59,647)		(49,706)
Loss Before Income Taxes	(164,828)		(200,200)		(149,323)		(124,109)
Non-Operating Items
(Gain) loss on securities	(6,694)		286		(4,580)		2,954
Gain on sale of ancillary businesses	-		(7,234)		-		-
Goodwill impairment	-		-		2,511		-
Employment contracts and severance	-		-		829		-
Impairment of long lived assets	3,478		746		17,376		-
FDIC special assessment	-		-		5,700		-
Gain on early extinguishment of debt	-		-		(2,991)		(52)
Loss on repurchase of auction rate securities	-		-		-		676
Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(168,044)		(206,402)		(130,478)		(120,531)
Add: Provision for credit losses	170,761		224,179		131,337		142,627
Pre-tax, Pre-Provision Operating Earnings	2,717		17,777		859		22,096
Add: (Gain) loss on nonmortgage loans held for sale	518		(41)		9,461		1,838
Add: Loss on OREO	15,032		4,406		12,873		124
Pre-tax, Pre-Credit Operating Earnings	$18,267		$22,142		$23,193		$24,058

Average Common Shares Outstanding,
Diluted	215,365,464		174,426,381		90,986,862		82,223,190

Select Balance Sheet (Averages)
Total assets	$12,227,135		$12,428,707		$13,085,556		$13,556,128
Intangible assets	(230,129)		(235,986)		(244,040)		(245,341)
Tangible assets	11,997,006		12,192,721		12,841,516		13,310,787

Preferred stock	335,302		491,365		518,968		532,430
Common equity	826,724		1,010,920		1,021,053		1,068,416
Shareholders' equity	1,162,026		1,502,285		1,540,021		1,600,846
Intangible assets	(230,129)		(235,986)		(244,040)		(245,341)
Tangible equity	931,897		1,266,299		1,295,981		1,355,505

Return on Average Assets (2)
GAAP loss	(6.12)%		(10.33)%		(2.75)%		(2.23)%

Return on Average Equity (2)
GAAP loss	(64.42)		(85.43)		(23.36)		(18.85)

Return on Average Common Equity (3)
GAAP loss available to common shareholders	(93.05)		(133.73)		(43.79)		(34.47)

(1)
For the quarters ended September 30, 2009, June 30, 2009 and March 31, 2009, includes $11.9 million, $14.0 million and $6.5 million, respectively, for the value of common shares recorded as an inducement for early conversion of mandatorily convertible preferred stock.

(2)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(3)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,
	2009		2008
		Diluted		Diluted
		EPS		EPS
Net Income (Loss), as Reported (GAAP)	$(676,254)		$(547,118)
Preferred stock dividends and other	(60,689)		(21,658)
Net Income (Loss) Available to Common Shareholders	$(736,943)	$(5.22)	$(568,776)	$(7.78)

Net Income (Loss), as Reported (GAAP)	$(676,254)		$(547,118)
Add: Income tax expense (benefit)	37,794		(87,574)
Income (Loss) Before Income Taxes	(638,460)		(634,692)
Non-Operating Items
(Gain) loss on securities	(8,034)		(3,108)
Gain on sale of ancillary businesses	(7,234)		-
Gain on VISA IPO share redemption	-		(1,904)
Goodwill impairment	2,511		426,049
Employment contracts and severance	829		16,519
Impairment of long lived assets	21,600		-
FDIC special assessment	5,700		-
(Gain) loss on early extinguishment of debt	(3,043)		2,086
Loss on repurchase of auction rate securities	676		-
Loss on derivative collateral	-		1,061
Branch acquisition and conversion costs	-		731
Visa-related litigation	-		(863)

Pre-tax Operating Income (Loss) (income (loss) before taxes, excluding non-operating items)	(625,455)		(194,121)
Add: Provision for credit losses	668,904		344,589
Pre-tax, Pre-Provision Operating Earnings	43,449		150,468
Add: Loss on nonmortgage loans held for sale	11,776		283
Add: Loss on OREO	32,435		633
Pre-tax, Pre-Credit Operating Earnings	$87,660		$151,384

Average Common Shares Outstanding, Diluted	141,207,510		73,136,936

Select Balance Sheet (Averages)
Total assets	$12,819,697		$13,833,355
Intangible assets	(238,825)		(532,517)
Tangible assets	12,580,872		13,300,838

Preferred stock	469,036		181,849
Common equity	981,237		1,376,232
Shareholders' equity	1,450,273		1,558,081
Intangible assets	(238,825)		(532,517)
Tangible equity	1,211,448		1,025,564

Return on Average Assets (1)
GAAP earnings (loss)	(5.28)%		(3.96)%

Return on Average Equity (1)
GAAP earnings (loss)	(46.63)		(35.11)

Return on Average Common Equity (2)
GAAP earnings (loss) available to common shareholders	(75.10)		(41.33)

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

Three Months Ended
3/31/10
Select Financial Data Used in Ratios Calculated Below
Net interest income	$73,525
Tax-equivalent adjustment	125
Net interest income (tax-equivalent)	$73,650

Total noninterest income, as reported (GAAP)	$21,132
Adjustments for non-operating items:
(Gain) loss on securities	389
Operating noninterest income (noninterest income, excluding non-operating items)	$21,521

Total noninterest expenses, as reported (GAAP)	$83,653
Adjustments for non-operating items:
Severance related benefits	(878)
Operating noninterest expenses (noninterest expenses, excluding non-operating items)	82,775
Less: loss on OREO	(5,492)
Less: amortization of intangibles	(1,009)
Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, loss on OREO, gain/loss on nonmortgage loans held for sale, and amortization of intangibles)	$76,274

Total Revenue (1)
GAAP	$94,657
Operating (2)	95,171

Noninterest Income as a % Total Revenue (3)
GAAP	22.32%
Operating (2)	22.61

Cash Operating Efficiency Ratio (4)	80.14

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)
Calculated as operating noninterest expenses before loss on OREO, gain/loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

		Three Months Ended
	12/31/09	9/30/09	6/30/09	3/31/09
Select Financial Data Used in Ratios Calculated Below
Net interest income	$80,546	$80,038	$85,930	$85,018
Tax-equivalent adjustment	847	1,080	1,116	1,203
Net interest income (tax-equivalent)	$81,393	$81,118	$87,046	$86,221

Total noninterest income, as reported (GAAP)	$28,550	$33,470	$32,272	$23,741
Adjustments for non-operating items:
(Gain) loss on securities	(6,694)	286	(4,580)	2,954
Gain on sale of ancillary businesses	-	(7,234)	-	-
Operating noninterest income (noninterest income, excluding non-operating items)	$21,856	$26,522	$27,692	$26,695

Total noninterest expenses, as reported (GAAP)	$103,163	$89,529	$136,188	$90,241
Adjustments for non-operating items:
Goodwill impairment	-	-	(2,511)	-
Employment contracts and severance	-	-	(829)	-
Impairment of long lived assets	(3,478)	(746)	(17,376)	-
FDIC special assessment	-	-	(5,700)	-
Gain on early extinguishment of debt	-	-	2,991	52
Loss on repurchase of auction rate securities	-	-	-	(676)

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	99,685	88,783	112,763	89,617
Less: loss on OREO	(15,032)	(4,406)	(12,873)	(124)
Less: gain (loss) on nonmortgage loans held for sale	(518)	41	(9,461)	(1,838)
Less: amortization of intangibles	(1,102)	(1,238)	(1,286)	(1,291)
Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, loss on OREO, gain/loss on nonmortgage loans held for sale, and amortization of intangibles)	$83,033	$83,180	$89,143	$86,364

Total Revenue (1)
GAAP	$109,096	$113,508	$118,202	$108,759
Operating (2)	103,249	107,640	114,738	112,916

Noninterest Income as a % Total Revenue (3)
GAAP	26.17	29.49	27.30	21.83%
Operating (2)	21.17	24.64	24.13	23.64

Cash Operating Efficiency Ratio (4)	80.42	77.28	77.69	76.49

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)
Calculated as operating noninterest expenses before loss on OREO, gain/loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,
	2009	2008
Select Financial Data Used in Ratios Calculated Below
Net interest income	$331,532	$380,163
Tax-equivalent adjustment	4,246	5,354
Net interest income (tax-equivalent)	$335,778	$385,517

Total noninterest income, as reported (GAAP)	$118,033	$121,967
Adjustments for non-operating items:
(Gain) loss on securities	(8,034)	(3,108)
Gain on Visa IPO share redemption	-	(1,904)
Gain on sale of ancillary businesses	(7,234)	-

Operating noninterest income (noninterest income, excluding non-operating items)	$102,765	$116,955

Total noninterest expenses, as reported (GAAP)	$419,121	$792,233
Adjustments for non-operating items:
Goodwill impairment	(2,511)	(426,049)
Employment contracts and severance	(829)	(16,519)
Impairment of long lived assets	(21,600)	-
FDIC special assessment	(5,700)	-
Branch acquisition and conversion costs	-	(731)
Gain (loss) on early extinguishment of debt	3,043	(2,086)
Loss on repurchase of auction rate securities	(676)	-
Visa-related litigation	-	863
Loss on derivative collateral	-	(1,061)
Operating noninterest expenses (noninterest expenses, excluding non-operating items)	390,848	346,650
Less: loss on OREO	(32,435)	(633)
Less: loss on nonmortgage loans held for sale	(11,776)	(283)
Less: amortization of intangibles	(4,917)	(6,138)
Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles)	$341,720	$339,596

Total Revenue (1)
GAAP	$449,565	$502,130
Operating (2)	438,543	502,472

Noninterest Income as a % of Total Revenue (3)
GAAP	26.25%	24.29%
Operating (2)	23.43	23.28

Cash Operating Efficiency Ratio (4)	77.92	67.59

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)
Calculated as operating noninterest expenses before gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.